Mercury U.S. Small Cap Growth Fund
                             of Mercury Funds, Inc.

                    Supplement dated November 23, 2001 to the
                       Prospectus dated September 7, 2001



     The section in the Prospectus of Mercury U.S. Small Cap Growth Fund captioned "About the Portfolio Management Team" on page 8 is deleted and replaced as follows:

         About the Portfolio Management Team - Ronald J. Zibelli, Jr. is the Portfolio Manager of the Fund and is primarily responsible for the day-to-day management of the Fund's portfolio. The Fund is managed by the U.S. small cap team, which consists of investment professionals who are responsible for research and stock selection recommendation for the Fund. These investment professionals are also part of a larger U.S. investment team which exchanges research and discusses trends regarding U.S. industries.

     The section in the Prospectus of Mercury U.S. Small Cap Growth Fund captioned "Management of the Fund" on page 28 is amended as follows:

     The biography of James A. Skinner, III is deleted and the biography of Ronald J. Zibelli, Jr. is deleted and replaced as follows:

         Ronald J. Zibelli, Jr., Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Zibelli is Vice President of the Investment Adviser and has been employed as an investment professional by the Investment Adviser or its Mercury affiliates since 1999. Mr. Zibelli was employed as a portfolio manager of Portfolio Group, Inc. from 1995 to 1999. Portfolio Group, Inc. was acquired by Chase Manhattan Bank in 1999.



CODE #MF 19072-0901 ALL